This SAI supplement supersedes and replaces the Trust's SAI supplement dated December 17, 2012.

Effective January 1, 2013, the sub-section entitled "Commodity Pool Operator Regulation" in Appendix G entitled "Investment Strategies And Risks" is restated in its entirety as follows:

Commodity Pool Operator Regulation.  The Trust, on behalf of the Funds included within the Trust, has filed with the National Futures Association (NFA) a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder with respect to such Funds. As a result, MFS, as adviser to such Funds, is not currently subject to registration or regulation as a CPO with respect to such Funds. However, if in the future a Fund is no longer eligible for this exclusion, the Trust, on behalf of such Fund, would withdraw its notice claiming exclusion from the definition of a CPO, and MFS, as adviser to such Fund, would be subject to registration and regulation as a CPO with respect to such Fund.

As of December 17, 2012, any reference made to 500 Boylston Street, Boston, MA 02116 is restated as the following: 111 Huntington Avenue, Boston, MA 02199.